                                 Exhibit (h)(8)


 Schedule A to the Transfer Agency and Services Agreement dated April 1, 2000.

                               AMENDED SCHEDULE A


Arizona Municipal Bond Fund                         Louisiana Municipal Bond Fund
Balanced Fund                                       Market Expansion Index Fund
Bond Fund                                           Michigan Municipal Bond Fund
Diversified Equity Fund                             Michigan Municipal Money Market Fund
Diversified International Fund                      Mid Cap Growth Fund
Diversified Mid Cap Fund                            Mid Cap Value Fund
Equity Income Fund                                  Mortgage-Backed Securities Fund
Equity Index Fund                                   Municipal Income Fund
Government Bond Fund                                Municipal Money Market Fund
Government Money Market Fund                        Ohio Municipal Bond Fund
Health Sciences Fund                                Ohio Municipal Money Market Fund
High Yield Bond Fund                                Prime Money Market Fund
Income Bond Fund                                    Short Term Bond Fund
Institutional Municipal Money Market Fund           Short-Term Municipal Bond Fund
Institutional Prime Money Market Fund               Small Cap Growth Fund
Intermediate Bond Fund                              Small Cap Value Fund
Intermediate Tax Fee Bond Fund                      Tax Free Bond Fund
International Equity Index Fund                     Technology Fund
Investor Balanced Fund                              Treasury & Agency Fund
Investor Conservative Growth Fund                   Treasury Only Money Market Fund
Investor Growth & Income Fund                       Ultra Short Term Bond Fund
Investor Growth Fund                                U.S. Government Securities Money Market Fund
Kentucky Municipal Bond Fund                        U.S. Treasury Securities Money Market Fund
Large Cap Growth Fund                               West Virginia Municipal Bond Fund
Large Cap Value Fund



ONE GROUP(R) MUTUAL FUND                            STATE STREET BANK AND TRUST
                                                    COMPANY



BY: /s/ Michael V. Wible                            BY: /s/ Jane L. Brennan
   -------------------------                           -------------------------